UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21233

PARADIGM FUNDS
(Exact name of registrant as specified in charter)

Nine Elk Street, Albany, NY 12207-1002
(Address of principal executive offices) (Zip code)

Robert A. Benton
Nine Elk Street, Albany, NY 12207-1002
(Name and address of agent for service)

Registrant’s telephone number, including area code: (518) 431-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

Paradigm Funds

Paradigm Value Fund
Paradigm Select Fund
Paradigm Micro-Cap Fund
For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
December 31, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermedi-
ary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the
Funds or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Table of Contents

PARADIGM FUNDS
Letter to Shareholders	2
Sector Allocation	5
Performance Information	7
Schedules of Investments	10
Statements of Assets and Liabilities	18
Statements of Operations	18
Statements of Changes in Net Assets	20
Financial Highlights	22
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
DISCLOSURE OF EXPENSES	31
ADDITIONAL INFORMATION	33
TRUSTEES & OFFICERS	34

2020 Annual Report 1

Letter to Shareholders

Dear Fellow Shareholders:

It seems safe to say that a year ago we could never have predicted the past twelve months. It was clearly both a volatile, and surprisingly positive, year in the equity markets. From the dramatic downturn in the first quarter of the year (down 30.61%, using the Russell 2000 as a small-cap equity proxy), to the almost immediate second quarter rebound (up 25.42%), and further incremental improvement in the third quarter (up 4.93%), which led to a cumulative third-quarter result of being back in nominally positive territory for the year-to-date period. That recovery alone seemed fortuitous, given a still evolving landscape in terms of the macro and COVID-19 dynamics at play. The Russell 2000 in the fourth quarter then added a surge of 31.37% in the quarter alone, leading to the full year performance of 19.96% .

While we have described the recurring themes of large-cap equities outperforming small-cap and Growth outperforming Value, 2020 was a bit different. In 2019, large-cap outperformed small-cap, with the Russell 3000 returning 31.02% compared to the Russell Microcap index return of 22.43% for the full year. In contrast in 2020, it was striking to note the convergence of returns across market capitalizations. The Russell 3000, 1000, 2500, 2000, and Microcap indices all performed within 100 basis points of each other (returning 20.89%, 20.96%, 19.99%, 19.96% and 20.96%, respectively). However, the gulf between Value and Growth was greater than ever, despite Value’s rebound in the fourth quarter. On a full year basis, when comparing performance for the Russell indices, Growth outperformed Value across market capitalizations. The disparity ranged from 30 to 36 percentage points. Historically, we had found it striking to see a 10 percentage point differential, so this is an entirely new realm. It is not yet clear if the rebound of Value in the fourth quarter will prove a sustained turn over the balance of 2021.

From a macroeconomic perspective, the initial employment recovery the US experienced over the summer and fall has paused. Recent data showed US unemployment steady at 6.7%, yet losing 140,000 jobs in December as COVID-19 cases increased sharply across the country. Unemployment applications were four times higher than this time a year ago. While US GDP rebounded strongly in the third quarter following its steep second-quarter decline, the pace of that recovery certainly slowed in late 2020. Even with that improvement, overall GDP was still over three points lower than the prior year. Both the ISM Manufacturing and Services indices showed improvement in December, to 60.7 and 57.2, respectively. These robust data marked the seventh sequential month of expansion, albeit off of a low baseline.

Despite these largely improving data points, there are still multiple uncertainties facing the US. COVID-19 remains a very active threat to both lives and livelihoods. We also are in the midst of a Presidential administration transition, as well as the aftermath of recent disruptive events and violence in Washington DC. As we have written in prior letters this year, large corporations have managed through this pandemic incredibly well. We are not sure, however, that small- and mid-size businesses are out of the woods yet. They say markets are forward-looking, but it is unclear how that immeasurable damage is currently being factored into the equity markets. The government fiscal stimulus and relief actions thus far have clearly helped to support the unemployed and those directly impacted by COVID-19. While this stimulus has alleviated some concerns that what was an initial supply shock does not become a demand shock, current US unemployment remains problematic. The potential of another round of government relief packages could help to tide a large swath of the population though an inevitably difficult winter.

We say it often, and the past several years have proven that maintaining a long-term investment horizon is critical. We are convinced of this now more than ever. We have never attempted to be market timers, and 2020 was an object lesson in how poorly that could have turned out, from the markets’ nadir of March to astounding rallies in the second and

2020 Annual Report 2

fourth quarters. Thus whatever 2021 may bring, we believe that our consistent investment process and discipline remain paramount to Paradigm’s long-term vision and outperformance. We believe that owning quality companies with excellent management teams is what allows us to invest with conviction. Having confidence in our due diligence and ongoing research process means that in the inevitable rocky market periods, we can sit tight and not capitulate amidst uncertainty and panic. It may not feel easy at the time—as little of 2020 did—but it does enable us to prevail and hold our investment vision intact.

Paradigm Value Fund

The Paradigm Value Fund increased 17.78% for the calendar year 2020, compared to a 4.63% gain for its benchmark, the Russell 2000 Value Index. Since inception (January 1, 2003) on an average annual basis, the Fund has returned 12.91%, compared to 9.47% for the benchmark.

Information Technology stocks were the largest contributor for the year, due to both an overweight position and stock selection. A sudden transition to remote working and remote learning drove increased demand for IT consumer hardware. Communications and networking equipment demand also increased to support changes in network usage.

The Consumer Discretionary sector proved to be one of the most challenging in 2020 as the global pandemic adversely impacted retailers. Brick and mortar businesses relying upon foot traffic faced significant headwinds through the year, while apparel companies faced headwinds from decreased consumer mobility.

Paradigm Select Fund

The Paradigm Select Fund increased 26.05% for the calendar year 2020, compared to an increase of 19.99% for its benchmark, the Russell 2500 Index. Since inception (January 1, 2005) on an average annual basis, the Fund has returned 10.55% compared to 9.46% for the benchmark.

The Information Technology sector was the top contributor to performance for the year due to a larger allocation relative to its benchmark. Software and Services companies benefitted from an increased need for programs and cloud storage to enable the remote working and learning ecosystem. The Healthcare sector also performed well as many Equipment & Supplies companies contributed to enabling pandemic response efforts.

The Materials sector underperformed in 2020 primarily due to exposure to Metals & Mining. Specialty Materials companies with exposure to commercial aerospace underperformed as air travel declined 65% in 2020 year-over-year.

Paradigm Micro-Cap Fund

The Paradigm Micro-Cap Fund gained 46.85% for the calendar year 2020, compared to an increase of 20.96% for its benchmark, the Russell Microcap Index. Since inception (January 1, 2008) on an average annual basis, the Fund has returned 10.37%, compared to 7.93% for the benchmark.

Strong stock selection and overweight positions made the Information Technology and Health Care sectors the top contributors to performance in 2020. Smaller software providers were flexible enough to address the changing needs of customers in a remote

2020 Annual Report 3

work environment. Communications and networking equipment demand also increased to support changes in network usage. The Healthcare sector also performed well as many Equipment & Supplies companies contributed to enabling pandemic response efforts.

The Consumer Discretionary sector proved to be one of the most challenging in 2020 as the global pandemic adversely impacted retailers. Brick and mortar businesses relying upon foot traffic faced significant headwinds through the year, while apparel companies faced headwinds from decreased consumer mobility.

Candace King Weir President and Chief Investment Officer Paradigm Funds Advisor LLC	Amelia F. Weir Senior Vice President Paradigm Funds Advisor LLC

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume that all dividends and distributions were reinvested and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher that the performance data quoted. Statements concerning financial market trends are based on current market conditions, which will fluctuate. Any statements of opinion constitute only current opinions of Paradigm Funds Advisor LLC which are subject to change. Investment in the Funds involve a risk of loss. The Russell 2000 Value Index, Russell 2500 Index and Russell Microcap Index are U.S. equity indices. Investors cannot invest directly in an index. These indices are included for informational purposes only and may not be representative of the type of investments made by the Funds. References made to these indices are for comparative purposes only. To obtain performance data current to the most recent month end, please call 1-800-239-0732 or visit our website at www.paradigm-funds.com. The prospectus should be read carefully before investing.

2020 Annual Report 4

Paradigm Funds (Unaudited)

     PARADIGM VALUE FUND
Sector Allocation as of December 31, 2020
(As a Percentage of Equity Securities Held)

     PARADIGM SELECT FUND
Sector Allocation as of December 31, 2020
(As a Percentage of Equity Securities Held)

2020 Annual Report 5

Paradigm Funds (Unaudited)

     PARADIGM MICRO-CAP FUND
Sector Allocation as of December 31, 2020
(As a Percentage of Equity Securities Held)

2020 Annual Report 6

Paradigm Value Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2020.

December 31, 2020 NAV $56.29

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Value Fund	17.78%	12.14%	13.54%	9.56%
Russell 2000® Value Index(B)	4.63%	3.72%	9.65%	8.66%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Value Fund was January 1, 2003.

(B) The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.51% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2020 Annual Report 7

Paradigm Select Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Periods Ended December 31, 2020.

December 31, 2020 NAV $56.71

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Select Fund	26.05%	16.23%	16.16%	12.43%
Russell 2500® Index(B)	19.99%	11.33%	13.64%	11.97%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Select Fund was January 1, 2005.

(B) The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “mid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio (before any fee waiver) is 1.52%, and 1.17% post waiver. The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.15% of its average daily net assets through April 30, 2021. The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2020 Annual Report 8

Paradigm Micro-Cap Fund (Unaudited)

PERFORMANCE INFORMATION

Average Annual Rate of Return (%) for the Period Ended December 31, 2020.

December 31, 2020 NAV $43.13

	1 Year(A)	3 Year(A)	5 Year(A)	10 Year(A)
Paradigm Micro-Cap Fund	46.85%	16.96%	18.73%	12.90%
Russell Microcap® Index(B)	20.96%	8.78%	11.89%	10.55%

(A) 1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Paradigm Micro-Cap Fund was January 1, 2008.

(B) The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Investors cannot invest directly in an index. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

Per the Fund’s most recent prospectus, the Fund’s Total Annual Operating Expense Ratio is 1.26% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds. Shares redeemed within 90 days of purchase are subject to a 2.00% redemption fee.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-239-0732 OR VISIT OUR WEBSITE AT www.paradigm-funds.com.

2020 Annual Report 9

Paradigm Value Fund
		Schedule of Investments
		December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
55,000	Air Transport Services Group, Inc. *	$1,723,700	2.99%
Aircraft Parts & Auxiliary Equipment, NEC
10,000	Ducommun Incorporated *	537,000	0.93%
Communications Equipment, NEC
6,000	Lumentum Holdings Inc. *	568,800
15,000	Vocera Communications, Inc. *	622,950
		1,191,750	2.07%
Communications Services, NEC
30,000	Calix, Inc. *	892,800	1.55%
Computer Communications Equipment
124,300	A10 Networks, Inc. *	1,225,598
150,000	Extreme Networks, Inc. *	1,033,500
		2,259,098	3.92%
Construction - Special Trade Contractors
76,800	Matrix Service Co. *	846,336	1.47%
Electrical Work
19,700	EMCOR Group Inc.	1,801,762	3.12%
Electronic Computers
6,000	Omnicell, Inc. *	720,120	1.25%
Industrial Organic Chemicals
21,700	Sensient Technologies Corporation	1,600,809	2.77%
Laboratory Analytical Instruments
40,000	Fluidigm Corporation *	240,000
13,500	PerkinElmer Inc.	1,937,250
		2,177,250	3.77%
Measuring & Controlling Devices, NEC
10,000	Onto Innovation Inc. *	475,500	0.82%
Millwood, Veneer, Plywood, & Structural Wood Members
5,000	American Woodmark Corporation *	469,250
30,000	JELD-WEN Holding, Inc. *	760,800
		1,230,050	2.13%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
75,000	Summit Materials, Inc. - Class A *	1,506,000	2.61%
National Commercial Banks
34,000	First Merchants Corporation	1,271,940
14,936	National Bank Holdings Corporation - Class A	489,303
		1,761,243	3.05%
Office Machines, NEC
80,000	Pitney Bowes Inc.	492,800	0.85%
Optical Instruments & Lenses
10,000	II-VI Incorporated *	759,600	1.32%
Pharmaceutical Preparations
80,000	OptiNose, Inc. *	331,200	0.57%
Printed Circuit Boards
15,000	Jabil Circuit, Inc.	637,950	1.11%
Radio & TV Broadcasting & Communications Equipment
20,000	CalAmp Corp. *	198,400
20,000	Comtech Telecommunications Corp.	413,800
		612,200	1.06%
Retail - Apparel & Accessory Stores
40,000	Tilly's, Inc. - Class A	326,400	0.57%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 10

Paradigm Value Fund
		Schedule of Investments
		December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Catalog & Mail-Order Houses
7,000	Insight Enterprises, Inc. *	$532,630	0.92%
Retail - Family Clothing Stores
67,600	American Eagle Outfitters, Inc.	1,356,732	2.35%
Retail - Retail Stores, NEC
6,000	IAC/InterActiveCorp. *	1,136,100	1.97%
Retail - Shoe Stores
19,500	Designer Brands Inc. - Class A	149,175
24,800	Foot Locker, Inc.	1,002,912
		1,152,087	2.00%
Semiconductors & Related Devices
61,600	Kulicke & Soffa Industries Inc. (Singapore)	1,959,496
7,588	Marvell Technology Group Ltd. (Bermuda)	360,734
20,000	MaxLinear, Inc. - Class A *	763,800
40,000	NeoPhotonics Corporation *	363,600
12,700	Qorvo, Inc. *	2,111,629
		5,559,259	9.64%
Services - Business Services, NEC
10,832	Concentrix Corporation *	1,069,118
130,000	Conduent Incorporated *	624,000
21,400	Tabula Rasa HealthCare, Inc. *	916,776
		2,609,894	4.52%
Services - Computer Integrated Systems Design
100,000	Ribbon Communications Inc. *	656,000	1.14%
Services - Help Supply Services
44,400	Kforce Inc.	1,868,796	3.24%
Services - Home Health Care Services
17,100	Addus HomeCare Corporation *	2,002,239	3.47%
Services - Hospitals
13,100	Magellan Health Services Inc. *	1,085,204	1.88%
Services - Management Services
30,000	R1 RCM Inc. *	720,600	1.25%
Services - Personal Services
10,750	Match Group, Inc.	1,625,293	2.82%
Services - Skilled Nursing Care Facilities
10,000	The Ensign Group, Inc.	729,200	1.26%
Special Industry Machinery (No Metalworking Machinery)
3,500	Kadant Inc.	493,430	0.85%
Special Industry Machinery, NEC
30,300	Brooks Automation, Inc.	2,055,855
30,000	Veeco Instruments Inc. *	520,800
		2,576,655	4.47%
State Commercial Banks
21,000	Banner Corporation	978,390
8,448	Prosperity Bancshares, Inc.	585,953
35,000	Renasant Corporation	1,178,800
		2,743,143	4.75%
Surgical & Medical Instruments & Apparatus
50,000	GenMark Diagnostics, Inc. *	730,000	1.26%
Telegraph & Other Message Communications
18,400	j2 Global, Inc.	1,797,496	3.12%
Telephone & Telegraph Apparatus
6,000	Fabrinet (Thailand) *	465,540	0.81%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 11

Paradigm Value Fund
	Schedule of Investments
	December 31, 2020
Shares	Fair Value	% of Net Assets

COMMON STOCKS
Transportation Services
15,400 GATX Corp.	$1,280,972	2.22%
Water, Sewer, Pipeline, Comm & Power Line Construction
25,000 Primoris Services Corporation	690,250	1.20%
Wholesale - Computers & Peripheral Equipment & Software
10,832 SYNNEX Corporation	882,158	1.53%
Total for Common Stocks (Cost $23,950,122)	54,577,246	94.60%

REAL ESTATE INVESTMENT TRUSTS
11,650 Mid-America Apartment Communities Inc.	1,475,939
Total for Real Estate Investment Trusts (Cost $326,869)	1,475,939	2.56%

MONEY MARKET FUNDS
1,703,165 SEI Daily Income Trust Government Fund CL F 0.01% **	1,703,165	2.95%
Total for Money Market Funds (Cost $1,703,165)

Total Investment Securities	57,756,350	100.11%
(Cost $25,980,156)
Liabilities in Excess of Other Assets	(63,467)	-0.11%
Net Assets	$57,692,883	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 12

Paradigm Select Fund
			Schedule of Investments
			December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
12,600	Ducommun Incorporated *	$676,620	1.04%
Chemical & Allied Products
1,775	Innospec Inc.	161,046	0.25%
Communications Equipment, NEC
15,000	Lumentum Holdings Inc. *	1,422,000	2.19%
Construction - Special Trade Contractors
59,000	Matrix Service Co. *	650,180	1.00%
Electrical Work
15,400	EMCOR Group Inc.	1,408,484	2.17%
Electromedical & Electrotherapeutic Apparatus
8,800	Masimo Corporation *	2,361,744	3.64%
Fire, Marine & Casualty Insurance
6,450	American Financial Group Inc.	565,149	0.87%
General Industrial Machinery & Equipment
45,300	Rexnord Corporation *	1,788,897	2.75%
Industrial Instruments For Measurement, Display, and Control
13,300	MKS Instruments, Inc.	2,000,985	3.08%
Industrial Organic Chemicals
13,300	Sensient Technologies Corporation	981,141
4,350	Westlake Chemical Corp.	354,960
		1,336,101	2.06%
Instruments For Measurement & Testing of Electricity & Electric Signals
21,300	Teradyne, Inc.	2,553,657	3.93%
Laboratory Analytical Instruments
14,000	PerkinElmer Inc.	2,009,000	3.09%
Measuring & Controlling Devices, NEC
14,000	Onto Innovation Inc. *	665,700	1.02%
Millwood, Veneer, Plywood, & Structural Wood Members
8,000	American Woodmark Corporation *	750,800	1.16%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
49,600	Summit Materials, Inc. - Class A *	995,968	1.53%
Miscellaneous Manufacturing Industries
35,200	Hillenbrand, Inc.	1,400,960	2.16%
Optical Instruments & Lenses
16,800	II-VI Incorporated *	1,276,128	1.96%
Plastics Products
8,400	Entegris, Inc.	807,240	1.24%
Printed Circuit Boards
22,100	Jabil Circuit, Inc.	939,913
42,800	TTM Technologies, Inc. *	590,426
		1,530,339	2.35%
Retail - Catalog & Mail-Order Houses
7,800	Insight Enterprises, Inc. *	593,502	0.91%
Retail - Department Stores
30,000	Macy's, Inc.	337,500	0.52%
Retail - Eating & Drinking Places
6,700	Cannae Holdings, Inc. *	296,609	0.46%
Retail - Family Clothing Stores
49,600	American Eagle Outfitters, Inc.	995,472	1.53%
Retail - Lumber & Other Building Materials Dealers
33,600	BMC Stock Holdings, Inc. *	1,803,648	2.78%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 13

Paradigm Select Fund
		Schedule of Investments
		December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Retail - Radio, TV & Consumer Electronics Stores
16,800	Best Buy Co., Inc.	$1,676,472	2.58%
Retail - Retail Stores, NEC
9,000	IAC/InterActiveCorp. *	1,704,150	2.62%
Retail - Shoe Stores
24,800	Foot Locker, Inc.	1,002,912	1.54%
Savings Institution, Federally Chartered
7,800	Capitol Federal Financial, Inc.	97,500	0.15%
Search, Detection, Navigation, Guidance, Aeronautical Systems
15,700	Garmin Ltd. (Switzerland)	1,878,662	2.89%
Semiconductors & Related Devices
57,500	Kulicke & Soffa Industries Inc. (Singapore)	1,829,075
51,725	Marvell Technology Group Ltd. (Bermuda)	2,459,006
21,200	MaxLinear, Inc. - Class A *	809,628
12,800	Qorvo, Inc. *	2,128,256
13,500	Skyworks Solutions, Inc.	2,063,880
		9,289,845	14.30%
Services - Business Services, NEC
5,500	Concentrix Corporation *	542,850	0.84%
Services - Computer Integrated Systems Design
65,700	Allscripts Healthcare Solutions, Inc. *	948,708	1.46%
Services - Help Supply Services
52,625	Kelly Services, Inc. - Class A	1,082,496
31,450	Kforce Inc.	1,323,731
		2,406,227	3.70%
Services - Hospitals
10,200	Magellan Health Services Inc. *	844,968	1.30%
Services - Personal Services
13,382	Match Group, Inc.	2,023,225	3.11%
Services - Prepackaged Software
1,809	Black Knight, Inc. *	159,825
16,700	Progress Software Corporation	754,673
		914,498	1.41%
Steel Pipe & Tubes
15,750	Allegheny Technologies Incorporated *	264,127	0.41%
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
13,800	Carpenter Technology Corporation	401,856	0.62%
Surgical & Medical Instruments & Apparatus
36,900	Globus Medical, Inc. - Class A *	2,406,618	3.70%
Telegraph & Other Message Communications
20,000	j2 Global, Inc.	1,953,800	3.01%
Telephone & Telegraph Apparatus
6,000	Fabrinet * (Thailand)	465,540	0.72%
Title Insurance
5,900	Fidelity National Financial, Inc.	230,631	0.35%
Wholesale - Computers & Peripheral Equipment & Software
5,500	SYNNEX Corporation	447,920	0.69%
Wholesale - Electrical Apparatus & Equipment, Wiring Supplies
12,100	EnerSys	1,005,026	1.55%
Wholesale - Lumber & Other Construction Materials
8,400	Boise Cascade Company	401,520	0.62%
Total for Common Stocks (Cost $35,909,625)		59,294,784	91.26%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2020. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 14

Paradigm Select Fund
	Schedule of Investments
	December 31, 2020
Shares	Fair Value	% of Net Assets

REAL ESTATE INVESTMENT TRUSTS
5,900 Mid-America Apartment Communities Inc.	$747,471	1.15%
Total for Real Estate Investment Trusts (Cost $500,280)

MONEY MARKET FUNDS
4,889,125 SEI Daily Income Trust Government Fund CL F 0.01% **	4,889,125	7.53%
Total for Money Market Funds (Cost $4,889,125)

Total Investment Securities	64,931,380	99.94%
(Cost $41,299,030)
Other Assets in Excess of Liabilities	39,119	0.06%
Net Assets	$64,970,499	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2020. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 15

Paradigm Micro-Cap Fund
			Schedule of Investments
			December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Aircraft Parts & Auxiliary Equipment, NEC
50,000	Ducommun Incorporated *	$2,685,000	2.73%
Ball & Roller Bearings
200,000	NN, Inc.	1,314,000	1.34%
Communications Services, NEC
60,000	Calix, Inc. *	1,785,600	1.81%
Computer Communications Equipment
320,000	Extreme Networks, Inc. *	2,204,800	2.24%
Concrete Products, Except Block & Brick
120,000	Forterra, Inc. *	2,063,400	2.10%
Construction - Special Trade Contractors
17,500	Matrix Service Co. *	192,850	0.20%
Electronic Computers
20,000	Omnicell, Inc. *	2,400,400	2.44%
Footwear (No Rubber)
120,000	Caleres, Inc.	1,878,000	1.91%
Guided Missiles & Space Vehicles & Parts
40,000	Kratos Defense & Security Solutions, Inc. *	1,097,200	1.11%
Industrial Organic Chemicals
5,950	Sensient Technologies Corporation	438,931	0.45%
Instruments For Measurement & Testing of Electricity & Electric Signals
42,650	Cohu, Inc.	1,628,377	1.65%
Laboratory Analytical Instruments
330,000	Fluidigm Corporation *	1,980,000	2.01%
Measuring & Controlling Devices, NEC
60,000	Onto Innovation Inc. *	2,853,000	2.90%
Mining & Quarrying of Nonmetallic Minerals (No Fuels)
100,000	Summit Materials, Inc. - Class A *	2,008,000	2.04%
Miscellaneous Manufacturing Industries
5,200	Hillenbrand, Inc.	206,960	0.21%
Office Machines, NEC
400,000	Pitney Bowes Inc.	2,464,000	2.50%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
340,000	Invacare Corporation	3,043,000	3.09%
Pharmaceutical Preparations
80,000	Nature's Sunshine Products, Inc. *	1,196,000
120,000	OptiNose, Inc. *	496,800
		1,692,800	1.72%
Radio & TV Broadcasting & Communications Equipment
140,000	Comtech Telecommunications Corp.	2,896,600	2.94%
Retail - Apparel & Accessory Stores
20,000	Citi Trends, Inc.	993,600
100,000	Tilly's, Inc. - Class A	816,000
19,200	Zumiez Inc. *	706,176
		2,515,776	2.56%
Retail - Catalog & Mail-Order Houses
40,000	Insight Enterprises, Inc. *	3,043,600	3.09%
Retail - Family Clothing Stores
13,300	American Eagle Outfitters, Inc.	266,931	0.27%
Retail - Retail Stores, NEC
20,000	Kirkland's, Inc. *	357,600	0.36%
Retail - Shoe Stores
6,700	Foot Locker, Inc.	270,948	0.28%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 16

Paradigm Micro-Cap Fund
		Schedule of Investments
		December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Semiconductors & Related Devices
40,000	Ichor Holdings, Ltd. *	$1,205,800
33,700	Kulicke & Soffa Industries Inc. (Singapore)	1,071,997
120,000	MaxLinear, Inc. - Class A *	4,582,800
200,000	NeoPhotonics Corporation *	1,818,000
100,000	Ultra Clean Holdings, Inc. *	3,115,000
		11,793,597	11.99%
Services - Business Services, NEC
8,400	Tabula Rasa HealthCare, Inc. *	359,856	0.37%
Services - Computer Integrated Systems Design
120,000	Allscripts Healthcare Solutions, Inc. *	1,732,800
600,000	Ribbon Communications Inc. *	3,936,000
		5,668,800	5.76%
Services - Computer Processing & Data Preparation
17,900	Inovalon Holdings, Inc. *	325,243	0.33%
Services - Help Supply Services
34,500	Kelly Services, Inc. - Class A	709,665	0.72%
Services - Home Health Care Services
4,700	Addus HomeCare Corporation *	550,323	0.56%
Services - Hospitals
5,900	Magellan Health Services Inc. *	488,756	0.50%
Services - Prepackaged Software
100,000	Absolute Software Corporation (Canada)	1,191,000
40,000	Cerence Inc. *	4,019,200
10,900	Progress Software Corporation	492,571
		5,702,771	5.80%
Services - Management Services
160,000	R1 RCM Inc. *	3,843,200	3.91%
Services - Skilled Nursing Care Facilities
40,000	The Ensign Group, Inc.	2,916,800	2.96%
Special Industry Machinery (No Metalworking Machinery)
15,100	Kadant Inc.	2,128,798	2.16%
Special Industry Machinery, NEC
9,800	Brooks Automation, Inc.	664,930
200,000	Veeco Instruments Inc. *	3,472,000
		4,136,930	4.20%
Surgical & Medical Instruments & Apparatus
20,000	AngioDynamics, Inc. *	306,600
53,700	AtriCure, Inc. *	2,989,479
300,000	Cerus Corporation *	2,076,000
114,200	GenMark Diagnostics, Inc. *	1,667,320
6,600	OrthoPediatrics Corp. *	272,250
140,000	SeaSpine Holdings Corporation. *	2,443,000
		9,754,649	9.91%
Telephone & Telegraph Apparatus
300,000	Infinera Corporation *	3,144,000	3.19%
Total for Common Stocks (Cost $52,559,999)		92,811,161	94.31%

MONEY MARKET FUNDS
3,608,424	SEI Daily Income Trust Government Fund CL F 0.01% **	3,608,424	3.67%
Total for Money Market Funds (Cost $3,608,424)

Total Investment Securities		96,419,585	97.98%
	(Cost $56,168,423)
Other Assets in Excess of Liabilities		1,985,754	2.02%

Net Assets		$98,405,339	100.00%

* Non-Income Producing Securities. ** The Yield Rate shown represents the 7-day yield at December 31, 2020.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 17

Paradigm Funds

Statements of Assets and Liabilities	Value	Select
December 31, 2020	Fund	Fund

Assets:
Investment Securities at Fair Value*	$57,756,350	$64,931,380
Cash	-	9,577
Receivable for Fund Shares Sold	66	70,061
Dividends Receivable	22,959	20,436
Total Assets	57,779,375	65,031,454
Liabilities:
Payable for Fund Shares Redeemed	8,075	-
Payable for Distribution to Shareholders	6,665	-
Payable to Advisor	71,752	60,955
Total Liabilities	86,492	60,955
Net Assets	$57,692,883	$64,970,499
Net Assets Consist of:
Paid In Capital	$25,937,774	$41,388,782
Total Distributable Earnings	31,755,109	23,581,717
Net Assets	$57,692,883	$64,970,499

Net Asset Value, Offering and Redemption Price (Note 2)	$56.29	$56.71

* Investments at Identified Cost	$25,980,156	$41,299,030

Shares Outstanding (Unlimited number of shares	1,024,989	1,145,631
authorized without par value)

Statements of Operations
For the fiscal year ended December 31, 2020

Investment Income:
Dividends	$545,257	$354,438
Total Investment Income	545,257	354,438
Expenses:
Investment Advisor Fees	691,914	595,104
Total Expenses	691,914	595,104
Less: Expenses Waived	-	(138,858)
Net Expenses	691,914	456,246

Net Investment Loss	(146,657)	(101,808)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	1,435,884	113,469
Net Change in Net Unrealized Appreciation on Investments	6,522,803	12,411,484
Net Realized and Unrealized Gain on Investments	7,958,687	12,524,953

Net Increase in Net Assets from Operations	$7,812,030	$12,423,145

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 18

Paradigm Funds

Statement of Assets and Liabilities	Micro-Cap
December 31, 2020	Fund

Assets:
Investment Securities at Fair Value*	$96,419,585
Receivable for Fund Shares Sold	2,078,853
Dividends Receivable	15,250
Total Assets	98,513,688
Liabilities:
Payable for Fund Shares Redeemed	10,114
Payable to Advisor	98,235
Total Liabilities	108,349
Net Assets	$98,405,339
Net Assets Consist of:
Paid In Capital	$58,215,739
Total Distributable Earnings	40,189,600
Net Assets	$98,405,339

Net Asset Value, Offering and Redemption Price (Note 2)	$43.13

* Investments at Identified Cost	$56,168,423

Shares Outstanding (Unlimited number of shares	2,281,611
authorized without par value)

Statement of Operations
For the fiscal year ended December 31, 2020

Investment Income:
Dividends	$496,967
Total Investment Income	496,967
Expenses:
Investment Advisor Fees	808,775
Total Expenses	808,775

Net Investment Loss	(311,808)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	5,453,981
Net Change in Net Unrealized Appreciation on Investments	24,734,136
Net Realized and Unrealized Gain on Investments	30,188,117

Net Increase in Net Assets from Operations	$29,876,309

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 19

Paradigm Funds

Statements of Changes in Net Assets	Value Fund		Select Fund

	1/1/2020	1/1/2019	1/1/2020	1/1/2019
	to	to	to	to
	12/31/2020	12/31/2019	12/31/2020	12/31/2019
From Operations:
Net Investment Income (Loss)	$(146,657)	$62,034	$(101,808)	$7,403
Net Realized Gain on Investments	1,435,884	2,720,157	113,469	176,985
Net Change in Unrealized Appreciation on Investments	6,522,803	7,968,653	12,411,484	8,912,762
Net Increase in Net Assets from Operations	7,812,030	10,750,844	12,423,145	9,097,150
From Distributions to Shareholders:	(1,228,695)	(2,630,133)	(69,691)	(210,205)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,859,071	3,419,053	23,201,635	5,919,404
Proceeds from Redemption Fees (Note 2)	9,154	662	14,670	1,324
Shares Issued on Reinvestment of Dividends	1,209,967	2,591,031	68,550	204,471
Cost of Shares Redeemed	(7,857,656)	(10,673,835)	(7,411,368)	(1,591,296)
Net Increase (Decrease) from Shareholder Activity	(3,779,464)	(4,663,089)	15,873,487	4,533,903
Net Increase in Net Assets	2,803,871	3,457,622	28,226,941	13,420,848

Net Assets at Beginning of Period	54,889,012	51,431,390	36,743,558	23,322,710

Net Assets at End of Period	$57,692,883	$54,889,012	$64,970,499	$36,743,558

Share Transactions:
Issued	67,428	72,697	500,794	140,889
Reinvested	21,469	53,138	1,207	4,539
Redeemed	(187,888)	(228,156)	(172,257)	(41,678)
Net Increase (Decrease) in Shares	(98,991)	(102,321)	329,744	103,750
Shares Outstanding Beginning of Period	1,123,980	1,226,301	815,887	712,137
Shares Outstanding End of Period	1,024,989	1,123,980	1,145,631	815,887

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 20

Paradigm Funds

Statements of Changes in Net Assets	Micro-Cap Fund

	1/1/2020	1/1/2019
	to	to
	12/31/2020	12/31/2019
From Operations:
Net Investment Loss	$(311,808)	$(27,699)
Net Realized Gain (Loss) on Investments	5,453,981	(176,959)
Net Change in Unrealized Appreciation on Investments	24,734,136	10,842,621
Net Increase in Net Assets from Operations	29,876,309	10,637,963

From Distributions to Shareholders:	(4,809,017)	(5,884)

From Capital Share Transactions:
Proceeds From Sale of Shares	6,051,874	740,498
Proceeds From Merger	-	9,389,723	(a)
Proceeds from Redemption Fees (Note 2)	422	-
Shares Issued on Reinvestment of Dividends	4,769,164	5,836
Cost of Shares Redeemed	(989,129)	(1,608,168)
Net Increase from Shareholder Activity	9,832,331	8,527,889
Net Increase in Net Assets	34,899,623	19,159,968

Net Assets at Beginning of Period	63,505,716	44,345,748

Net Assets at End of Period	$98,405,339	$63,505,716

Share Transactions:
Issued	149,576	25,965
From Merger	-	329,811	(a)
Reinvested	110,500	189
Redeemed	(33,142)	(57,004)
Net Increase in Shares	226,934	298,961
Shares Outstanding Beginning of Period	2,054,677	1,755,716
Shares Outstanding End of Period	2,281,611	2,054,677

(a) See Note 8. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 21

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2020	1/1/2019		1/1/2018	1/1/2017	1/1/2016
throughout the period:	to	to		to	to	to
	12/31/2020	12/31/2019		12/31/2018	12/31/2017	12/31/2016
Net Asset Value - Beginning of Year	$48.83	$41.94		$48.96	$48.10	$43.02
Net Investment Income (Loss) (a)	(0.14)	0.05		(0.10)	(0.08)	(0.02)
Net Gain (Loss) on Investments (Realized and Unrealized)	8.81	9.29		(0.98)	6.89	7.46
Total from Investment Operations	8.67	9.34		(1.08)	6.81	7.44
Distributions (From Net Investment Income)	(0.04)	(0.02)		-	-	-
Distributions (From Capital Gains)	(1.18)	(2.43)		(5.95)	(5.96)	(2.36)
Total Distributions	(1.22)	(2.45)		(5.95)	(5.96)	(2.36)
Proceeds from Redemption Fee (Note 2)	0.01	-	+	0.01	0.01	-	+
Net Asset Value - End of Period	$56.29	$48.83		$41.94	$48.96	$48.10
Total Return (b)	17.78%	22.27%		(2.07)%	14.06%	17.29%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$57,693	$54,889		$51,431	$59,173	$62,096
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.50%		1.50%	1.66%	2.00%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	(0.32)%	0.12%		(0.18)%	(0.15)%	(0.06)%
Portfolio Turnover Rate	11.64%	12.31%		20.54%	24.12%	12.68%

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2020		1/1/2019		1/1/2018	1/1/2017	1/1/2016
	to		to		to	to	to
	12/31/2020		12/31/2019		12/31/2018	12/31/2017	12/31/2016
Net Asset Value - Beginning of Year	$45.04		$32.75		$37.44	$33.49	$29.09
Net Investment Income (Loss) (a)	(0.11)		0.01		0.01	(0.05)	(0.04)
Net Gain (Loss) on Investments (Realized and Unrealized)	11.83		12.54		(3.74)	5.42	4.69
Total from Investment Operations	11.72		12.55		(3.73)	5.37	4.65
Distributions (From Net Investment Income)	-	+	(0.01)		-	-	(0.01)
Distributions (From Capital Gains)	(0.06)		(0.25)		(0.96)	(1.46)	(0.24)
Total Distributions	(0.06)		(0.26)		(0.96)	(1.46)	(0.25)
Proceeds from Redemption Fee (Note 2)	0.01		-	+	-	0.04	-	+

Net Asset Value - End of Period	$56.71		$45.04		$32.75	$37.44	$33.49
Total Return (b)	26.05%		38.32%		(9.93)%	16.12%	15.98%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$64,970		$36,744		$23,323	$25,262	$22,869
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%	1.50%	1.50%
After Reimbursement
Ratio of Expenses to Average Net Assets (c)	1.15%		1.15%		1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average
Net Assets (c)	(0.26)%		0.03%		0.03%	(0.13)%	(0.14)%
Portfolio Turnover Rate	11.10%		15.27%		20.28%	21.49%	31.47%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor. See Note 4.
+ Amount calculated is less than $0.005/0.005% .

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 22

Paradigm Micro-Cap Fund

Financial Highlights - Paradigm Micro-Cap Fund

Selected data for a share outstanding throughout the period:	1/1/2020		1/1/2019		1/1/2018		1/1/2017		1/1/2016
	to		to		to		to		to
	12/31/2020		12/31/2019		12/31/2018		12/31/2017		12/31/2016
Net Asset Value - Beginning of Year	$30.91		$25.26		$32.40		$29.89		$24.32
Net Investment Loss (a)	(0.15)		(0.02)		(0.23)		(0.31)		(0.18)
Net Gain (Loss) on Investments (Realized and Unrealized)	14.63		5.67		(3.35)		5.05		6.83
Total from Investment Operations	14.48		5.65		(3.58)		4.74		6.65
Distributions (From Net Investment Income)	-		-		-		-		-
Distributions (From Capital Gains)	(2.26)		-	+	(3.56)		(2.23)		(1.08)
Total Distributions	(2.26)		-		(3.56)		(2.23)		(1.08)
Proceeds from Redemption Fee (Note 2)	-	+	-		-	+	-	+	-	+
Net Asset Value - End of Period	$43.13		$30.91		$25.26		$32.40		$29.89
Total Return (b)	46.85%		22.38%		(10.96)%		15.79%		27.33%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$98,405		$63,506		$44,346		$49,424		$51,670
Ratio of Expenses to Average Net Assets	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of Net Investment Loss to Average
Net Assets	(0.48)%		(0.06)%		(0.67)%		(0.96)%		(0.67)%
Portfolio Turnover Rate	81.04%		86.09%		111.47%		125.90%		88.88%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 23

NOTES TO FINANCIAL STATEMENTS PARADIGM FUNDS December 31, 2020

1.) ORGANIZATION
Paradigm Funds (the “Trust”) is an open-end management investment company that was organized in Ohio as a business trust on September 13, 2002 that offers shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Paradigm Value Fund (“Value”) commenced operations on January 1, 2003. Value’s investment objective is long-term capital appreciation. The Paradigm Select Fund (“Select”) commenced operations on January 1, 2005. Select’s investment objective is long-term capital appreciation. The Paradigm Micro-Cap Fund (“Micro-Cap”) commenced operations on January 1, 2008. Micro-Cap’s investment objective is long-term capital appreciation. Under normal circumstances, Micro-Cap invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. Value, Select and Micro-Cap are all diversified funds. The advisor to Value, Select and Micro-Cap (each a “Fund” and collectively the “Funds”) is Paradigm Funds Advisor LLC (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTIONS AND OTHER: Security transactions are recorded based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Funds use the highest cost basis which is a form of specific identification in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs.

SHARE VALUATION: Each Fund’s net asset value (the “NAV”) is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for each Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended December 31, 2020 proceeds from redemption fees were $9,154, $14,670 and $422 for Value, Select and Micro-Cap, respectively.

INCOME TAXES: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Funds identify their major tax jurisdictions as U.S. federal and New York State tax authorities; the Funds are not aware of any tax positions for which it is

2020 Annual Report 24

Notes to Financial Statements - continued

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2020, the Funds did not incur any interest or penalties.

ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. These adjustments were primarily attributed to the reclassification of net operating loss and the use of equalization for tax purposes.

Value
Paid In Capital	$85,065
Total Distributable Earnings	($85,065)

Select
Paid In Capital	($52,339)
Total Distributable Earnings	$52,339

3.) SECURITIES VALUATIONS
The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Funds’ major categories of assets measured at fair value on a recurring basis follows.

2020 Annual Report 25

Notes to Financial Statements - continued

Equity securities (common stocks and real estate investment trusts) Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the fair value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy, and if an equity security is valued by the pricing service at its last bid, it is generally categorized in level 2 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the fair value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Trust’s Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of December 31, 2020:

Value:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$54,577,246	$ -	$ -	$54,577,246
Real Estate Investment Trusts	1,475,939	-	-	1,475,939
Money Market Funds	1,703,165	-	-	1,703,165
Total	$57,756,350	$ -	$ -	$57,756,350

Select:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$59,294,784	$ -	$ -	$59,294,784
Real Estate Investment Trusts	747,471	-	-	747,471
Money Market Funds	4,889,125	-	-	4,889,125
Total	$64,931,380	$ -	$ -	$64,931,380

Micro-Cap:
Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$92,811,161	$ -	$ -	$92,811,161
Money Market Funds	3,608,424	-	-	3,608,424
Total	$96,419,585	$ -	$ -	$96,419,585

The Funds did not hold any level 3 assets during the fiscal year ended December 31, 2020. The Funds did not invest in derivative instruments during the fiscal year ended December 31, 2020.

4.) INVESTMENT ADVISORY AGREEMENTS
The Trust, with respect to each of the Funds, has an investment advisory agreement (collectively the “Management Agreements”) with the Advisor. Under the terms of the Management Agreements, the Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. Under the Management Agreements, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Funds. The Advisor pays all operating expenses of the Funds with the exception of taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to

2020 Annual Report 26

Notes to Financial Statements - continued

which the Fund may be a party and indemnification of the Trustees and Trust officers with respect thereto. The Funds will also pay expenses that they are authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (none are currently authorized). The Advisor also pays the salaries and fees of all of its officers and employees that serve as Trustees and Trust Officers. For its services and payment of certain Fund expenses as described below, the Advisor receives an annual investment management fee of 1.50%, 1.50% and 1.25% of the average daily net assets from Value, Select and Micro-Cap, respectively. The Advisor’s investment management fee is accrued daily and is typically paid monthly. As a result of the above calculations, for the fiscal year ended December 31, 2020, the Advisor earned management fees (before the waivers described below) totaling $691,914, $595,104 and $808,775 for Value, Select and Micro-Cap, respectively. At December 31, 2020, $71,752, $60,955 and $98,235 was due to the Advisor from Value, Select and Micro-Cap, respectively. The Advisor has contractually agreed to waive management fees and/or reimburse Select to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) at 1.15% of daily net assets through April 30, 2021. The Advisor waived $138,858 for the fiscal year ended December 31, 2020 for Select, pursuant to its contractual agreement. There is no recapture provision to this waiver.

5.) RELATED PARTY TRANSACTIONS
Certain officers and shareholders of the Advisor are also officers and/or a Trustee of the Trust. These individuals may receive benefits from the Advisor resulting from management fees paid to the Advisor from the Funds.

The Trustees who are not interested persons of the Funds were each paid $8,000, for a total of $32,000, in Trustees fees for the fiscal year ended December 31, 2020 for the Trust. Under the Management Agreements, the Advisor pays these fees.

6.) INVESTMENTS
For the fiscal year ended December 31, 2020, purchases and sales of investment securities other than U.S. government obligations and short-term investments were as follows:

	Value	Select	Micro-Cap
Purchases	$5,218,608	$17,936,933	$50,596,963
Sales	$9,530,495	$4,121,730	$50,246,094

There were no purchases or sales of U.S. government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended. At December 31, 2020, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, for the benefit of its customers, held, in aggregate, 29.84% of Value, and therefore also may be deemed to control Value. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 51.08%, of Select, and therefore may be deemed to control Select. Candace King Weir, beneficial owner located at 9 Elk Street, Albany, New York 12207, held, in aggregate, 83.60% of Micro-Cap, and therefore may be deemed to control Micro-Cap.

8.) MERGER OF PARADIGM OPPORTUNITY FUND WITH PARADIGM MICRO-CAP FUND
Effective as of the close of business December 4, 2019, pursuant to a Plan of Reorganization, Micro-Cap received all the assets and liabilities (the “Reorganization”) of the Paradigm Opportunity Fund (the “Target Fund”). Shares of the Target Fund were exchanged for shares of Micro-Cap. 210,241 shares of the Target Fund, valued at $44.66 per share, were exchanged for 329,811 shares of Micro-Cap valued at $28.47 per share. Each share of the Target Fund was exchanged for 1.569 shares of Micro-Cap. The Target Fund’s net assets on the date of the Reorganization of $9,389,723, including $4,017,053 of unrealized appreciation, were combined with those of Micro-Cap. The combined net assets immediately after the Reorganization amounted to $58,672,090 with 2,060,617 shares outstanding. The Reorganization was treated as a tax-free transaction for federal income tax purposes and, accordingly, the basis of the assets of Micro-Cap reflected the historical basis of the assets of the Target Fund as of the date of the Reorganization. After the Reorganization was completed, Micro-Cap was the accounting survivor and obtained and held the entire portfolio holdings previously held by the Target Fund.

2020 Annual Report 27

Notes to Financial Statements - continued

Assuming the Reorganization had been completed on January 1, 2019, the beginning of the reporting period, the pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Net Investment Loss	$ (47,869)
Net Realized Loss on Investments	(193,107)
Change in Net Unrealized Appreciation on Investments	12,626,082
Net Increase in Net Assets Resulting from Operations	$ 12,385,106

Because Micro-Cap has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund and Micro-Cap that have been included in Micro-Cap’s Statement of Operations since December 4, 2019.

9.) TAX MATTERS
For federal income tax purposes, at December 31, 2020 the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

	Value	Select	Micro-Cap
Cost of Investments	$26,052,109	$41,349,794	$56,267,592

Gross Unrealized Appreciation	$32,179,257	$24,583,041	$40,480,750
Gross Unrealized Depreciation	(475,016)	(1,001,455)	(328,757)
Net Unrealized Appreciation
(Depreciation) on Investments	$31,704,241	$23,581,586	$40,151,993

The tax character of distributions paid during the fiscal years ended December 31, 2020 and 2019 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
PARADIGM VALUE FUND
Ordinary Income	$ 93,979	$ 605,925
Long-term Capital Gain	1,134,716	2,024,208
	$ 1,228,695	$ 2,630,133

PARADIGM SELECT FUND
Ordinary Income	$ 3,872	$ 91,999
Long-term Capital Gain	65,819	118,206
	$ 69,691	$ 210,205

PARADIGM MICRO-CAP FUND
Ordinary Income	$ 4,809,017	$ –
Long-term Capital Gain	–	5,884
	$ 4,809,017	$ 5,884

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Value	Select
Undistributed ordinary income	$ 50,868	$ –
Undistributed capital gain	–	131
Unrealized appreciation	31,704,241	23,581,586
	$31,755,109	$23,581,717

	Micro-Cap
Undistributed ordinary income	$ 37,607
Unrealized appreciation	40,151,993
	$40,189,600

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and temporary tax basis adjustments resulting from underlying invest-

2020 Annual Report 28

Notes to Financial Statements - continued

ment mergers. During the fiscal year ended December 31, 2020, Micro-Cap utilized available capital loss carryforward of $243,595, of which $5,104 was short-term and $238,491 was long-term.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2020, Value had 41% of its equity securities held invested in stocks within the Information Technology sector; Select had 47% of its equity securities held invested in stocks within the Information Technology sector; and Micro-Cap had 47% and 30% of its equity securities held invested in stocks within the Information Technology sector and the Health Care sector, respectively.

11.) COVID-19 RISK
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Funds and their investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coron-avirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board Trustees of
Paradigm Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Paradigm Funds, comprising Paradigm Value Fund, Paradigm Select Fund, and Paradigm Micro-Cap Fund (the “Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 19, 2021

2020 Annual Report 30

DISCLOSURE OF EXPENSES (Unaudited)

The ongoing costs to shareholders associated with the Paradigm Value Fund, Paradigm Select Fund and Paradigm Micro-Cap Fund consist solely of management fees. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Funds’ transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Funds, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on July 1, 2020 and held through December 31, 2020.

The first line of each table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in the Funds and other funds. In order to do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PARADIGM VALUE FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2020 to
	July 1, 2020	December 31, 2020	December 31, 2020

Actual	$1,000.00	$1,409.93	$9.09

Hypothetical	$1,000.00	$1,017.60	$7.61
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

PARADIGM SELECT FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2020 to
	July 1, 2020	December 31, 2020	December 31, 2020

Actual	$1,000.00	$1,358.48	$6.82

Hypothetical	$1,000.00	$1,019.36	$5.84
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Annual Report 31

Disclosure of Expenses (Unaudited) - continued

PARADIGM MICRO-CAP FUND
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2020 to
	July 1, 2020	December 31, 2020	December 31, 2020

Actual	$1,000.00	$1,534.03	$7.96

Hypothetical	$1,000.00	$1,018.85	$6.34
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Annual Report 32

ADDITIONAL INFORMATION
December 31, 2020
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Funds publicly file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Paradigm Funds Advisor LLC, the Funds’ Advisor, is responsible for exercising the voting rights associated with the securities held by the Funds. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Funds’ website at www.paradigm-funds.com. It is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-800-239-0732). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Funds at www.paradigm-funds.com. For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Board and the Trust’s Liquidity Program Administrator reviewed a report from the Liquidity Program Administrator and reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

.

2020 Annual Report 33

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust as of December 31, 2020.

Interested Trustees and Officers

				Number of	Other
Name,	Position(s)	Term of	Principal	Portfolios	Directorships
Address[1],	Held with	Office and	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	the Trust	Length of	During the	By	During the
		Time Served	Past 5 Years	Trustee	Past 5 Years

Candace King	President	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	3	None
Weir[2]	and Trustee	Since 2002	2011, Paradigm Value Fund and Paradigm Select Fund
(1944)			since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Director,
President, Chief Investment Officer, and Portfolio Manager
of Paradigm Capital Management, Inc. since 1994; Director
and President of C.L. King & Associates, Inc. since 1972;
Managing Member of PCM Ventures, LLC since 1996, PCM
Ventures International LLC since 2001, PCM Ventures II,
LLC since 2003, and PCM Ventures III, LLC since 2010;
Paradigm Funds Advisors LLC since 2005.

Amelia F. Weir	Secretary	Indefinite Term,	Co-Portfolio Manager of Paradigm Micro-Cap Fund since	N/A	N/A
(1975)		Since 2009	2011, Paradigm Value Fund and Paradigm Select Fund
since Feb. 2013; Co-Portfolio Manager of Paradigm
Opportunity Fund from Feb. 2013 to Dec. 2019. Portfolio
Manager and Director of Research Paradigm Capital
Management (2008 - current).

Carl A. Florio,	Trustee	Indefinite Term,	Director and Vice Chairman of Paradigm Funds Advisor	3	Director,
CPA[3]		Since 2005	LLC and affiliated entities (2008 - current).		American Bio
(1948)					Medical; Dir.,
First Niagara
Financial Group

Robert A. Benton	Treasurer and	Indefinite Term,	SVP and CFO of Paradigm Funds Advisor LLC and affiliat-	N/A	N/A
(1954)	Chief	Treasurer and	ed advisors (May 2006 - current), SVP and CFO of C.L.
	Financial	Chief Financial	King & Associates, a registered broker dealer (February
	Officer	Officer Since	2001 - current); CCO of Paradigm Funds Advisor LLC an
		2002, Chief	affiliated advisor (June 2016 - Oct. 2019).
Compliance
Officer (June
2016 - Oct.
2019)

Thomas H. Signor	Chief	Indefinite Term,	CCO of Paradigm Funds Advisor LLC (Oct. 2019 - current);	N/A	N/A
(1965)	Compliance	Since 2019	Compliance Department of Paradigm Funds Advisor LLC
	Officer		(Aug. 2019-Oct. 2019); EVP and COO of Kinderhook Bank
(2015 to July 2019).

Independent Trustees

		Term of	Principal	Number of	Other
Name,	Position(s)	Office and	Occupation(s)	Portfolios	Directorships
Address[1],	Held with	Length of	During	Overseen	During the
and Year of Birth	the Trust	Time Served	Past 5 Years	By Trustee	Past 5 Years

Gary	Trustee	Indefinite Term,	Founder and President, Dr. Woods Products (a con-	3	None
Greenhouse[4]		Since 2016	sumer products company) (2006 - current); Founder and
(1943)			Managing Partner, Sylvia Woods Food Company (2000 -
current).

Peter H.	Trustee	Indefinite Term,	Peter H. Heerwagen, Attorney at Law (2009 - current).	3	None
Heerwagen		Since 2009
(1945)

William P.	Trustee	Indefinite Term,	Chief Executive Officer of Bright Hub, Inc. (2006 - cur-	3	Director, MTI
Phelan[5], CPA		Since 2007	rent).		Micro
(1956)

George M. Philip	Trustee	Indefinite Term,	Retired (2013 - current); President, University of Albany,	3	Director, First
(1947)		Since 2016	State University of New York (2007 - 2013).		Niagara
Financial
Group, iPic
Entertainment
Inc., US Airways

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust’s investment advisor, Paradigm Funds Advisor LLC. Candace King Weir is a Director and the President of Paradigm Capital Management, Inc.; and an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

3 Carl A. Florio is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of the Trust’s investment advisor, Paradigm Funds Advisor LLC. Carl A. Florio is a member of the Board of Directors of a non-profit foundation that retains Paradigm Capital Management, Inc. to manage a portion of the foundation’s assets.

4 Gary Greenhouse is a limited partner in PCM Partners, LP II. As of December 31, 2020 he owned 0.31% of the PCM Partners, LP II partnership, the value of which was approximately $1.23 million. Candace King Weir is the general partner of PCM Partners, LP II an interested Trustee of the Trust and CEO of the Trust's investment advisor, Paradigm Funds Advisor LLC.

5 William P. Phelan is a limited partner in PCM Partners, LP II. As of December 31, 2020 he owned 0.95% of the PCM Partners, LP II partnership, the value of which was $3.74 million. Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and CEO of the Trust’s investment advisor, Paradigm Funds Advisor LLC.

The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling 1-800-239-0732.

2020 Annual Report 34

Board of Trustees
Carl A. Florio
Gary Greenhouse
Peter H. Heerwagen
Candace King Weir
William P. Phelan
George M. Philip

Investment Advisor
Paradigm Funds Advisor LLC
Nine Elk Street
Albany, NY 12207-1002

Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Paradigm
Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Phalen is an audit committee financial expert. Mr. Phalen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$29,500	$32,500
Audit-Related Fees	$0	$0
Tax Fees	$9,000	$10,500
All Other Fees	$4,000	$3,850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review and N-14 filing review.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$13,000	$14,350
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Paradigm Funds

By: /s/ Candace King Weir Candace King Weir President

Date: 2/22/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Candace King Weir Candace King Weir President

Date: 2/22/2021

By: /s/ Robert A. Benton Robert A. Benton Chief Financial Officer

Date: 2/22/2021